UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2017

ALLIANCE MMA, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-37899	47-5412331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 739-7825

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 7, 2017, the Board of Directors of Alliance MMA, Inc. (the “Company”) concluded that the condensed consolidated financial statements for the nine months ended September 30, 2016 included in the Company’s Form 10-Q for the quarter ended September 30, 2016 and for the three and six months ended June 30, 2016 should no longer be relied upon because of an error in recognizing as compensation transfers of common stock by an affiliate of the Company to individuals who were at the time of transfer, or subsequently became, officers, directors or consultants of the Company. The Company plans to include in its annual report on Form 10-K for the year ended December 31, 2016 revised financial information for the nine months ended September 30, 2016 and for the three and six months ended June 30, 2016. The Company’s chief financial officer has discussed the determination to restate these financial statements with its independent accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE MMA, INC.

By:	/s/ John Price
John Price
Chief Financial Officer

Dated: April 12, 2017